Retail Trading Volume by Geography
(1)
6
9 Mos. Ended 9/30/10 9 Mos. Ended 9/30/11
Note: Dollars in billions.
(1) Definitions for all our operating metrics are available in the appendix to this presentation.
(2)
Source: Sankar, S. Retail FX: Entering a Phase of Mature Growth.
Boston: Celent, 2011.
Global Retail FX Market (FY 2010)
(2)
Americas
56%
Asia-Pacific
28%
Europe
15%
Rest of World
1%
Americas
31%
Asia-Pacific
51%
Europe
16%
Rest of World
2%
Country/Region 9 Mos. 9/30/10 9 Mos. 9/30/11 % Growth
Americas $537.9 $371.4 (31%)
Asia-Pacific 265.3                   623.7                   135%
Europe 145.8                   191.5                   31%
Rest of World 9.4                      21.0                    122%
Total Retail Trading Volume $958.5 $1,207.5 26%
Americas
20%
Asia-Pacific
40%
Europe
30%
Rest of
World
10%
Exhibit 99.1